EXHIBIT 10.136

Perfomance Health Techologies

Dear Holders of Promissory Notes dated January 31, 2008:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of July 30, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of July 30, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

Very truly yours,

As of July 30, 2008	Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Gurvinder S. Aujla
Name: Gurvinder Aujla
Date: 8/11/08

EXHIBIT 10.136

Perfomance Health Techologies

Dear Holders of Promissory Notes dated January 31, 2008:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of July 30, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of July 30, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

Very truly yours,

As of July 30, 2008	Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Dan Janosek
Name: Dan Janosek
Date: 8/11/08